SCHEDULE 14(A) INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11 (c) or section 240.14a-12

                                  TELMED, INC.
               -------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED in ITS CHARTER)

               -------------------------------------------------
       (Name of Person(s) Filing Proxy Statement If Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:
         ....................................................................
         2)   Aggregate number of securities to which transaction applies:
         ....................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth amount on which the filing fee is calculated and state how it was determined):...................................................
         4)   Proposed maximum aggregate value of transaction:
         ....................................................................
         5)   Total fee paid:................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:........................................

         2)   Form, Schedule or Registration Statement No:...................

         3)   Filing Party:..................................................

         4)   Date Filed:....................................................

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                                  TELMED, INC.
                            9350 SOUTH DIXIE HIGHWAY
                                   SUITE 1220
                              MIAMI, FLORIDA 33156

                -------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                JANUARY 31, 1997

                -------------------------------------------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of TelMed, Inc., a Delaware corporation ("TelMed" or the "Company"), will be held on January 31, 1997, beginning at 2:00 o'clock P.M., Eastern Time, at the offices of the TelMed for the following purposes, which are set forth more completely in the accompanying proxy statement:

         (1)  To approve a one-for-seven reverse split of TelMed's Common Stock.

         (2) To approve 10,000,000 shares as the number of authorized post-split shares of TelMed's Common Stock.

         Pursuant to TelMed's By-laws, the Board of Directors has fixed the close of business on December 20, 1996, as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting. A form of proxy is enclosed.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ BLANCA SANTOS
                                          ------------------------------
                                          Blanca Santos, Secretary

Miami, Florida
December 26, 1996

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                                  TELMED, INC.
                            9350 SOUTH DIXIE HIGHWAY
                                   SUITE 1220
                              MIAMI, FLORIDA 33156


                                 PROXY STATEMENT

                                     GENERAL


         The enclosed proxy is solicited by the Board of Directors of TelMed, Inc., a Delaware corporation ("TelMed" or the "Company"), for use at a Special Meeting of Stockholders to be held January 31, 1997, beginning at 2:00 p.m. Eastern Time, at TelMed's executive offices in Miami, Florida. The approximate date on which this Statement and the enclosed proxy first was first sent to Stockholders was December 26, 1996.

         You are urged to indicate your votes on the matters being presented to the meeting in the spaces provided in the proxy. Proxies will be voted as marked. If no space is marked, it will be voted by the persons named therein (1) FOR the approval of the one-for-seven reverse split of TelMed's Common Stock and
(2) FOR the approval of 10,000,000 shares as the number of authorized post-split shares of TelMed's Common Stock. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card in the enclosed envelope, which requires no postage if mailed within the United States of America.

         TelMed's Board of Directors has proposed a one-for-seven reverse split of TelMed's Common Stock (the "Reverse Split") because the Board of Directors of The Nasdaq Stock Market, Inc. ("Nasdaq") on November 15, 1996 proposed new listing standards which would, among other things, continue to require all shares traded on Nasdaq to trade at $1.00 per share or more. TelMed's shares will be delisted from trading on the Nasdaq Small Cap Market for that reason alone if the Reverse Split is not approved since the shares have traded for some time at less than $1.00 per share. The Company has already received notice from Nasdaq that its shares are scheduled for delisting on February 19, 1997 unless it takes corrective action to increase its market price to $1.00 per share or more. On December 20, 1996 the closing price of TelMed's Common Stock on the Nasdaq Small Cap Market was $ ______________ per share.

         In addition, if the Reverse Split is approved by the shareholders, TelMed proposes to simultaneously authorize 10,000,000 shares of Common Stock rather than the current 20,000,000 shares or the 2,857,143 shares to be outstanding after the Reverse Split.

         The cost of the Board of Directors' proxy solicitation will be borne by TelMed. In addition to solicitation by mail, directors, executive officers and employees of TelMed may solicit proxies personally and by telephone and telegraph, all without extra compensation.

         At the record date for the meeting, the close of business on December 20, 1996, TelMed had outstanding 4,340,000 shares of Common Stock, $.001 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder thereof on the record date to one vote on each matter submitted to a vote of stockholders. Only stockholders of record at the close of business on December 20, 1996, are entitled to notice of and to vote at the Special Meeting. In the event that there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any of the matters to be voted upon at the Special Meeting, the Special Meeting may

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be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Special Meeting consists of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy. The affirmative vote of a majority of the outstanding shares of Common Stock is necessary for the adoption of the proposals submitted. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. There are no dissenters' appraisal rights with respect to the proposals submitted.

A STOCKHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF TELMED, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PROPOSALS SET FORTH THEREON.


                 SECURITY INTEREST OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

         The following table sets forth certain information, as of December 20, 1996, regarding TelMed's Common Stock owned of record or beneficially by (i) each stockholder who is known by TelMed to beneficially own in excess of 5% of the outstanding shares of Common Stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.

         In accordance with Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares that are not outstanding but that are issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person owning such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person. As of December 20, 1996, there were 4,340,000 shares of Common Stock issued and outstanding.


NAME AND ADDRESS                             AMOUNT           PERCENT OF CLASS
----------------                             ------           ----------------
Jeffrey I. Binder                           462,000                10.6%
9350 So. Dixie Hwy. #1220
Miami, FL 33156

Martin Stern                                113,500                 2.6%
c/o Telephonic Medical Care, Inc.
9350 So. Dixie Hwy. #1220
Miami, FL 33156

Emmanuel Diena                              231,000                 5.3%
1111 Flint Road, Unit 1
Downsview, Ont. M3J 3C7
Canada

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NAME AND ADDRESS                                AMOUNT        PERCENT OF CLASS
----------------                                ------        ----------------

Kenneth A. Rosen, M.D.                          10,000(1)           *
c/o TelMed, Inc.
9350 So. Dixie Hwy. #1220
Miami, FL 33156

All directors and executive officers as a      816,500(1)         18.8%
group (6 persons)

----------
  *  Less than 1%
(1) Includes 10,000 currently exercisable options.


                                   PROPOSAL 1

TO APPROVE A ONE-FOR-SEVEN REVERSE SPLIT OF TELMED'S COMMON STOCK, PAR VALUE $.001 PER SHARE

         The Board of Directors has proposed a one-for-seven reverse split of TelMed's Common Stock (the "Reverse Split") because Nasdaq on November 15, 1996 proposed new listing standards which would, among other things, continue to require all shares traded on Nasdaq to trade at $1.00 per share or more. TelMed's shares will be delisted from trading on the Nasdaq Small Cap Market for that reason alone if the Reverse Split is not approved since the shares have traded for some time at less than $1.00 per share and the Company has already received notice from Nasdaq that its shares are scheduled for delisting on February 19, 1997. On December 20, 1996 the closing price of TelMed's Common Stock on the Nasdaq Small Cap Market was $ ______________ per share.
 Nasdaq's proposed new listing standards also would require, among other things, that TelMed have at least $2,000,000 in Net Tangible Assets, as defined by Nasdaq, a public market float of at least 500,000 shares, and a market value of that public float of at least $1,000,000. TelMed had $___________ in Net Tangible Assets on July 31, 1996. It will have in excess of 500,000 shares of public float after the Reverse Split. The market value of TelMed's public float on December 20, 1996 was approximately $________.

         TelMed proposes to amend the Article Fourth of its Restated Certificate of Incorporation to read in its entirety as follows:

              "The total number of shares of stock which the Corporation shall have authority to issue is 2,857,143 shares, and the par value of each such share shall be $0.007 per share."

         The only change from the existing Article Fourth is to reduce the currently authorized 20,000,000 shares of Common Stock, par value $.001 per share, to 2,857,143 shares of Common Stock, par value $.01 per share. Such a change, if adopted by the stockholders, will have the effect of creating a one-for-seven reverse split of TelMed's issued and outstanding Common Stock.

         As a result of the Reverse Split each stockholder of TelMed would own one-seventh as many shares as

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before the Reverse Spit is effected. Those stockholders who would own a fractional number of shares as result of the Reverse Split will be paid cash for such fractional number of shares based on the closing price on the Nasdaq Small Cap Market of TelMed's new reverse split Common Stock on the first day of trading of the reverse split shares.

         As a result of the Reverse Split, TelMed's 712,250 outstanding public warrants will by their terms become exercisable for 1/7th as many shares of Common Stock as they are now exercisable. The new exercise price per share of Common Stock will be seven times the current exercise price per share. In addition, TelMed's 351,875 outstanding privately held warrants will remain exercisable for the same number of shares as prior to the Reverse Split. The outstanding exercise price per share of the private warrants after the Reverse Split will remain the same exercise price per share as prior to the Reverse Split. This exercise price per share is $3.00. None of the private warrants is held by an officer, director, affiliate or 10% or greater beneficial owner of TelMed.

         IT IS IMPORTANT THAT EACH STOCKHOLDER UNDERSTAND THAT WITH RESPECT TO THE CURRENTLY ISSUED AND OUTSTANDING SHARES OF THE COMPANY NO STOCKHOLDER'S INTEREST IN TELMED WOULD BE MATERIALLY REDUCED AS A RESULT OF THE REVERSE SPLIT SINCE THE TOTAL NUMBER OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF TELMED WOULD BE REDUCED IN THE SAME RATIO OF ONE-FOR-SEVEN (APART FROM NON-MATERIAL EFFECTS RESULTING FROM PAYMENT OF CASH FOR FRACTIONAL SHARES). Prior to the Reverse Split the number of issued and outstanding shares will be 4,340,000 and after the Reverse Split the number would be 620,000 (apart from a non-material decrease in the number of shares resulting from the payment of cash for fractional shares). The increase of the per share par value from $.001 to $.007 will preserve TelMed's balance sheet stated value of paid-in capital at $4,340 as of October 31, 1996 (apart from a non-material decrease resulting from the payment of cash for fractional shares).

         Except as described above, TelMed knows of no other effects that would arise from the Reverse Split which would have a material effect on stockholders on TelMed.

         If the Proposal is not approved and if TelMed's Common Stock were, therefore, to be delisted from trading on the Nasdaq Small Cap Market, or if the Common Stock is delisted for otherwise failing to meet the proposed new listing standards, TelMed would seek to list its shares on the Nasdaq Bulletin Board or in the so-called "Pink Sheets." In either event, even if TelMed could so list its shares, stockholders would likely have considerable difficulty in selling their shares since both of these alternate markets are illiquid.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ONE-FOR-SEVEN REVERSE SPLIT.


                                   PROPOSAL 2

            TO APPROVE 10,000,000 SHARES AS THE NUMBER OF AUTHORIZED
                        POST-SPLIT SHARES OF COMMON STOCK


         If, and only if, the Reverse Split is approved by the shareholders TelMed proposes to simultaneously authorize 10,000,000 shares of Common Stock rather than the 20,000,000 shares currently outstanding or the 2,857,143 shares to be outstanding after the Reverse Split. The par value would remain at $0.007 per share and the number of issued and outstanding shares would remain at 620,000 (apart from a non-material decrease in the number of shares resulting from the payment of cash for fractional shares).

         The Company anticipates that it will need to sell additional shares to meet the new market float and Net Tangible Assets standards as proposed by Nasdaq and discussed under Proposal 1, above.

         The change in authorized shares will permit TelMed to have sufficient authorized but unissued shares available for sale to raise such additional capital, for issuance to acquire or merge with other companies, or for other corporate purposes. The Company from time to time in the past has offered and sold shares and warrants exercisable for shares to raise additional capital, but has not identified any prospective purchaser the sale of shares or warrants to whom is dependent on the proposed increase in authorized shares. TelMed currently has no companies targeted for acquisition or merger and no other identified use for the additional authorized shares.



         THE BOARD OF DIRECTORS OF TELMED RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF 10,000,000 SHARES AS THE NUMBER OF AUTHORIZED SHARES OF TELMED COMMON STOCK.


                                  OTHER MATTERS

         No other business may come before the Meeting because the Delaware Corporation Law requires that only business set forth in the notice of Meeting may be considered at a special meeting. However, subject to the foregoing restriction, if additional matters properly come before the Special Meeting, proxies will be voted at the discretion of the proxy holders.



                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ BLANCA SANTOS
                                          ------------------------------
                                          Blanca Santos, Secretary


December 26, 1996
Miami, Florida

PROXY

                                  TELMED, INC.
                            9350 SOUTH DIXIE HIGHWAY
                                   SUITE 1220
                              MIAMI, FLORIDA 33156



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby appoints Jeffrey I. Binder and Blanca Santos, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of TelMed, Inc. held of record by the undersigned on December 20, 1996, at the Special Meeting of Shareholders to be held on January 31, 1997, or any adjournment or postponement thereof.

1.  TO REVERSE SPLIT ONE-FOR-SEVEN THE COMPANY'S COMMON STOCK

                  [ ] For         [ ] Against         [ ] Abstain

2. TO APPROVE 10,000,000 SHARES AS THE NUMBER OF AUTHORIZED POST-SPLIT SHARES OF THE COMPANY'S COMMON STOCK

                  [ ] For         [ ] Against         [ ] Abstain


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the proposals listed.

When shares are held by joint tenants, both should sign. When signing as attorney, personal representative, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   ________________________________________
                                   Signature


                                   ________________________________________
                                   Signature, if jointly held


                                   Dated: __________________________ , 1997


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.